James Patrick Shea, Esq.                                          EXHIBIT 99.1
Bar # JS - 00405
SHEA & CARLYON, LTD.
233 South Fourth Street, Suite 200
Las Vegas, Nevada 89101
(702) 471-7432

David H. Wollmuth, Esq.
New York Bar # DW - 9618
ROBERTS, SHERIDAN & KOTEL
A Professional Corporation
12 E. 49th Street, 30th Floor
New York, NY 10017
(212) 299-8600

Attorneys for Debtor and Debtor-in-Possession

                          UNITED STATES BANKRUPTCY COURT
                            FOR THE DISTRICT OF NEVADA

------------------------------------------------
                                                :
IN RE: MEDNET, MPC CORP.,                       :   Case Nos. BK-97-25800 (LBR)
MEDI-MAIL, INC., AND MEDI-CLAIM, INC.           :             BK-97-25801 (LBR)
                                                :             BK-97-25802 (LBR)
            Debtors.                            :   (Jointly Administered Under
                                                :    Case No. 97-25800LBR)
                                                :
------------------------------------------------:   Chapter 11
                                                :
 MEDNET, MPC CORP.,                             :
                                                :      ADVERSARY PROCEEDING
                  Plaintiff,                    :      No.  972209 (LBR)
                                                :
            -against-                           :
                                                :
                                                :
MILLER MILOVE & KOB, APC, PROFIT SHARING        :
PLAN & TRUST, B&M FAMILY VENTURES, A            :
PARTNERSHIP, KEVIN ELLIS, FS&J LIMITED          :
PARTNERSHIP, HASSMAN LIMITED PARTNER-           :
SHIP, PEACEGATE ASSOCIATES, L.P. AND            :
OTR/OXFORD TRANSFER & REGISTRAR                 :
AGENCY, INC.                                    :
                                                :
                  Defendants.                   :
                                                :
------------------------------------------------

              AMENDED ORDER CONCERNING TRADING IN MEDNET SECURITIES

           This Court having considered the Motion for Preliminary Injunction of Plaintiff, Mednet, MPC Corporation ("Mednet" or the "Debtor"), and the objections thereto, for an order under Bankruptcy Code sections 105 and 362 for enforcement of the automatic stay and for a preliminary injunction (i) preliminarily enjoining defendants Miller Milove and Kob, APC, Profit Sharing Plan & Trust, B & M Family Ventures, Kevin Ellis, FS&J, Limited Partnership, Hassman Limited Partnership, Peacegate Associates, L.P. (the "Objecting Shareholders") from, directly or indirectly, voluntarily or involuntarily, selling, assigning, transferring, giving, encumbering, pledging or otherwise disposing (collectively, a "Transfer") of any equity securities ("Shares") of Mednet, and (ii) preliminarily enjoining defendant OTR/Oxford Transfer & Registrar Agency, Inc. ("Oxford") from giving effect to any purported Transfer of Shares, and (iii) directing that Plaintiff not recognize or give effect to any purported Transfer of Shares; and notice to defendants having been given; and a hearing having been held on August 25, 1997; and a further hearing having been held on September 29, 1997; and good cause appearing therefor:

      IT IS HEREBY ORDERED that:

      1. Any Transfer of Shares of Mednet by a five percent holder of Shares of Mednet, or the Transfer of Shares of Mednet to a five percent holder of Shares of Mednet, including any person or entity who would become a five percent holder of Shares of Mednet as a result of the proposed Transfer of Shares of Mednet, is stayed.

      2. Any Transfer of Shares of Mednet that would cause, in the aggregate, a forty-five percent or greater change in the ownership of Mednet's Shares during the relevant time period under Section 382 of the Internal Revenue Code is stayed.

      3. Deloitte & Touche, in cooperation with the Debtor, is hereby appointed to determine whether any proposed Transfer of Mednet's Shares would violate paragraphs 1 or 2 of this Order (together the "Restraints"). If Deloitte & Touche and the Debtor conclude that a proposed Transfer would not violate the Restraints, the Debtor shall consent to such a Transfer. If Deloitte & Touche or the Debtor determine that the proposed Transfer would violate the Restraints, the Debtor may make an application to the Court to enjoin the proposed Transfer in accordance with the procedure set forth in paragraph five (5) of this Order.

      4. In order to permit Deloitte & Touche and the Debtor to determine whether a proposed Transfer of Mednet's Shares would violate the Restraints, before a proposed Transfer is consummated the parties to the proposed Transfer shall provide the Debtor written notice of the proposed Transfer specifying the name, address and facsimile number of each proposed party thereto. Upon receipt of a notice of a proposed Transfer, the Debtor shall transmit to each party specified in such notice, by facsimile, a questionnaire (a "Questionnaire") in the form attached hereto as Exhibit A. On October 27, 1997, a hearing was held with respect to the form Questionnaire attached hereto as Exhibit A and the Court, having considered the matter and the objections thereto, approved the Questionnaire for use in connection with this Order.

      5. Any application by the Debtor to enjoin a proposed Transfer shall be made within three (3) business days following the date on which the Debtor receives a Questionnaire, fully completed in writing, from each of the parties to a proposed Transfer. Subject to the Court's calendar, a hearing shall be held within three (3) business days following the date on which an application to enjoin a proposed Transfer is made by the Debtor. In the event that the Objecting Shareholders oppose an application to enjoin a proposed Transfer of their Shares, the Objecting Shareholders shall be entitled, notwithstanding this Order, to renew without prejudice the objections made by the Objecting Shareholders in connection with Debtor's motion for a preliminary injunction.

      6. This Order shall remain in effect until March 28, 1998. Trial of this matter is scheduled to commence on April 7, 1998 at 10:00 a.m.

      7. Service shall be made within 10 days of entry hereof on Miller Milove and Kob, APC, Profit Sharing Plan & Trust, B & M Family Ventures, Kevin Ellis, FS&J, Limited Partnership, Hassman Limited Partnership, Peacegate Associates, L.P. (the "Objecting Shareholders") and all parties on Debtor's service list. In addition, upon entry of this Order, the Debtor shall promptly: (i) provide written notice of this Order to the Corporate Finance Division of the Securities and Exchange Commission ("SEC"); and (iii) file a corporate report on Form 8-K with the SEC disclosing this Order. The Debtor shall not be required to serve notice of entry of this order to all shareholders, as notice of the November 13, 1997 Order Concerning Trading in Mednet Securities was served on all persons and/or entities known by Mednet to be holders of shares of Mednet as of October 31, 1997.

SO ORDERED this 5th day of January, 1998


                                                LINDA B. RIEGLE
                                       ------------------------------
                                       UNITED STATES BANKRUPTCY JUDGE

SUBMITTED BY:

SHEA & CARLYON, LTD.

By: /s/ James Patrick Shea
    ----------------------
    James Patrick Shea
    Bar # JS - 00405
    233 South Fourth Street, Suite 200
    Las Vegas, Nevada 89101
    (702) 471-7432

ROBERTS, SHERIDAN & KOTEL
A Professional Corporation
12 E. 49th Street, 30th Floor
New York, NY 10017
(212) 299-8600

Attorneys for Debtor and
Debtor-in-Possession

APPROVED/DISAPPROVED AS TO FORM:

MILLER, MILOVE & KOB


By: /s/ Cynthia M. Schneindl
        --------------------
        Cynthia M. Schleindl
        Cal. S.B. # 165186
        The Koll Center
        501 Broadway, Suite 720
        San Diego, CA 92101
        (619) 696-5200

Attorneys for the Objecting Stockholders
Miller Millove & Kob, APC, Profit
Sharing Plan & Trust, B&M Family
Ventures, a partnership, Kevin Ellis,
FS&J Limited Partnership, Hassman
Limited Partnership, and Peacegate
Associates, L.P.


REVIEWED:

     /s/ Barry M. Jenkins
-----------------------------------
OFFICE OF THE UNITED STATES TRUSTEE

                                                                     EXHIBIT A

  Information to be Provided Prior to Any Ownership Changes in the Shares of
                            Mednet MPC Corporation

If seller and purchaser have only owned common stock before and after transaction, answer Part A only. If seller and/or purchaser owned common and any class of preferred stock before and/or after transaction, proceed to Part B.

PART A

1.    Date of transaction:

2.    Name of seller:

3.    Name of purchaser:

4.    Number of shares and class of stock exchanged in transaction:

      Seller

       For the questions below, include any stock owned directly or indirectly through an entity such as corporation, partnership, trust, or estate, or a family member (i.e. spouse, parents, children, and grandchildren)

5. What is the lowest number of shares (common) held directly and indirectly by seller during three year period prior to transaction.

6. What is the number of shares (common) held directly and indirectly by seller after transaction?

      Purchaser

      For the questions below, include any stock owned directly or indirectly through an entity such as a corporation, partnership, trust, or estate, or family member (i.e. spouse, parents, children or grandchildren)

7. Is the purchaser acquiring the stock in a coordinated acquisition of stock with other purchasers? (i.e. Is the purchaser part of a group that is acquiring the stock and the investment decision of the purchaser is based upon the investment decision of another member in the group?)




If the original acquisition by seller acquiring the stock was in a coordinated acquisition of stock with other purchasers, indicate the stock held by all members of group.




8. What is the lowest number of shares (common) held directly or indirectly by purchaser during three year period prior to transaction?

9. What is the number of shares (common and preferred) held directly and indirectly by purchaser after transaction?


PART B


1.    Date of transaction:

2.    Name of seller:

3.    Name of purchaser:

4.    Number of shares and class of stock exchanged in transaction:


      Seller

5. When (indicate dates) did seller originally acquire stock sold in current transaction?

6. How (from whom) did seller originally acquire stock sold in current transaction?

      For the questions below, include any stock owned directly or indirectly through an entity such as a corporation, partnership, trust, or estate, or family member (i.e. spouse, parents, children, and grandchildren).

7. Indicate the date and lowest number of shares by each class (directly or indirectly) held by seller during three year period prior to transaction. Also, indicate for each specific date, the number of all other classes held (i.e. if 12/5/96 was the date the lowest number of common shares held during prior three year period, please indicate holdings of Pref. A-F on 12/5/96).

---------------------------------------------------------------------------------------------
DATE   Class    Lowest     Common   Pref. A   Pref. B   Pref. C   Pref. D   Pref. E.  Pref. F
----   -----    ------     ------   -------   -------   -------   -------   --------  -------
                number
                ------
               of shares
               ---------
------------------------------------------------------------------------------------------------
      Common
------------------------------------------------------------------------------------------------
      Pref. A
------------------------------------------------------------------------------------------------
      Pref. B
------------------------------------------------------------------------------------------------
      Pref. C
------------------------------------------------------------------------------------------------
      Pref. D
------------------------------------------------------------------------------------------------
      Pref. E.
------------------------------------------------------------------------------------------------
      Pref. F
------------------------------------------------------------------------------------------------

      Purchaser

1. If purchaser has previously held stock, when did purchaser originally acquire stock?




2. If purchaser has previously held stock, how did purchaser originally acquire stock?

For the question below, include any stock owned directly or indirectly through any entity such as a corporation, partnership, trust, or estate, or a family member (i.e. spouse, parents, children, and grandchildren)


3. Is the purchaser acquiring the current stock in a coordinated acquisition of stock with other purchasers where the investment decision of the purchaser is made by another member(s)of the group of purchasers? (i.e. Is the individual purchaser part of a group that is acquiring the stock and the investment decision of the individual is based upon another member in the group?)




4. Indicate the date and lowest number of shares by each class (directly or indirectly) held by purchaser during three year period prior to transaction. Also, indicate for each specific date, the number of all other classes held (i.e. if on 12/5/96 was the date the lowest number of common shares held during prior three year period, please indicate holding of Pref. A-F on 12/5/96.)

---------------------------------------------------------------------------------------------
DATE   Class    Lowest     Common   Pref. A   Pref. B   Pref. C   Pref. D   Pref. E.  Pref. F
----   -----    ------     ------   -------   -------   -------   -------   --------  -------
                number
                ------
               of shares
               ---------
------------------------------------------------------------------------------------------------
      Common
------------------------------------------------------------------------------------------------
      Pref. A
------------------------------------------------------------------------------------------------
      Pref. B
------------------------------------------------------------------------------------------------
      Pref. C
------------------------------------------------------------------------------------------------
      Pref. D
------------------------------------------------------------------------------------------------
      Pref. E.
------------------------------------------------------------------------------------------------
      Pref. F
------------------------------------------------------------------------------------------------